Exhibit 13.1

Certification by the Chief Executive Officer
pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Modern Times Group MTG AB (publ) (the “Company”) on Form 20-F for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of Jørgen Madsen Lindemann, President and Chief Executive Officer and Mathias Hermansson, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 25, 2013

By:	/s/ Jørgen Madsen Lindemann
	Name:	Jørgen Madsen Lindemann
	Title:	President and Chief Executive Officer

By:	/s/ Mathias Hermansson
	Name:	Mathias Hermansson
	Title:	Chief Financial Officer